SECURITIES AND EXCHANGE COMMISSION

	Washington, D.C. 20549

	FORM 8-K

	CURRENT REPORT


	PURSUANT TO SECTION 13 OR 15 (d)
	OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported)  March 3, 2002



                       FORME CAPITAL, INC.
(Exact Name of Registrant as Specified in its Charter)




     Delaware              33-19435        75-2233445
   (State of 	          	(Commission	(IRS Employer
   Incorporation)	   	File Number)	Identification No.)


            6959 Arapaho, Suite 122, Dallas, Texas 75248
              (Address of Principal Executive Offices)


Registrant's telephone number, including area code:(972) 386-8907

ITEM 1.  Change of Control of Registrant

On March 3, 2002, Mick Y. Wettreich transferred by way of gift all his shares in Registrant, comprising 2,700,000 shares, to Daniel Wettreich the President of Registrant. Following this transaction, Daniel Wettreich, Separate Property now owns in excess of 89% of the issued and outstanding shares of Registrant's common stock.


	SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

	FORME CAPITAL, INC.


					By:  /s/ Daniel Wettreich
	  					Daniel Wettreich
						President

Dated:  March 8, 2002